SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 3, 2005

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                         URSTADT BIDDLE PROPERTIES INC.
               (Exact Name of Registrant as Specified in Charter)
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   STATE OF MARYLAND                     1-12803                     04-2458042
(State or Other Jurisdiction        (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                      Identification No.)


               321 Railroad Avenue, Greenwich, CT                  06830
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            (Address of Principal Executive Offices)          (Zip Code)

                                 (203) 863-8200
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01         Other Event.

On August 3, 2005, the Registrant issued a press release announcing the completion of the acquisition of the limited partner interests in the entity that owns the Arcadian Shopping Center in Ossining, New York for $2.1 million. The Registrant was the general partner in the entity and now controls 100% of the property.

A copy of the press release dated August 3, 2005 is attached hereto as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) The following exhibit is filed as part of this report:

         Press release dated August 3, 2005 is filed as Exhibit 99.1















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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 5, 2005                    URSTADT BIDDLE PROPERTIES INC.
                                         (Registrant)

                                          By:      /s/ James R. Moore
                                                 ------------------------------

                                         Name:    James R. Moore
                                         Title:   Executive Vice President
                                                  & Chief Financial Officer



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                                  EXHIBIT INDEX


Number            Exhibit

99.1                       Press Release dated August 3, 2005